INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 - INCOME TAXES

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The provision for income taxes for the three and nine months ended September 30, 2024 and 2023 differs from the amount that would be provided by applying the statutory U.S. federal income tax rate of 21% to pre-tax income primarily due to permanent differences, state taxes and change in valuation allowance. A full valuation allowance was in effect, which resulted in the Company’s zero tax expense.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception. Such objective evidence limits the ability to consider other subjective evidence such as the Company’s projections for future growth. On the basis of this evaluation, a full valuation allowance has been recorded at September 30, 2024 and December 31, 2023 to record the deferred tax asset that is not likely to be realized.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgement including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

NOTE 11 - INCOME TAXES

For the years ended December 31, 2023 and 2022, the domestic and foreign components of loss before income taxes consist of the following (in thousands):

	2023	2022

Domestic	$(13,626)	$(23,945)
International	43	100
Loss before income taxes	$(13,583)	$(23,845)

For the years ended December 31, 2023 and 2022, , the Company did not recognize any current or deferred income tax expense due to a valuation allowance against all of its net deferred income tax assets.

A reconciliation between the income tax benefit computed by applying the statutory U.S. federal income tax rate of 21% to the pre-tax loss, and the income tax benefit recognized in the consolidated financial statements is as follows for the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022

Income tax (benefit) computed at federal statutory rate	$(2,852)	$(5,007)
PPP loan forgiveness	-	(270)
Other permanent differences	174	346
State tax expenses	(365)	(510)
Prior year adjustment to state net operating loss carryforward	(200)	(44)
Nontaxable gain on change in fair value of warrants, net of issuance costs	(793)	-
Non-qualified stock option cancellations	260	613
Other	86	-
Change in valuation allowance	3,690	4,872

Total income tax benefit	$-	$-

As of December 31, 2023 and 2022, the principal components of deferred tax assets and liabilities were as follows (in thousands):

	2023	2022
Deferred tax assets:
Net operating loss carryforwards	17,354	13,786
Stock based compensation	532	776
Lease liability	472	561
Property, equipment and intangibles	662	458
Other	649	452

Total deferred tax assets before valuation allowance	19,669	16,033
Valuation allowance	(19,329)	(15,639)
Total deferred income tax assets after valuation allowance	340	394
Deferred tax liabilities:
Goodwill	(12)	-
ROU asset	(328)	(394
Total deferred income tax liabilities	(340)	(394)

Net deferred tax assets and liabilities	$-	$-

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception. Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth. On the basis of this evaluation, as of December 31, 2023, a valuation allowance of $19.3 million has been recorded to record the deferred tax asset that is more likely than not to be realized. For the years ended December 31, 2023 and 2022, the valuation allowance increased by $3.7 million and $4.8 million, respectively.

As of December 31, 2023, the Company has federal net operating loss (“NOL”) carryforwards of $72.4 million. The Company also has various state NOL carry forwards. The determination of the state NOL carryforwards is dependent upon the apportionment percentages and state laws that can change from year to year and impact the amount of such carryforwards. If federal NOL carryforwards are not utilized, approximately $3.3 million will expire in 2036 and 2037. As of December 31, 2023, the remaining federal NOL carryforward of $69.1 million has no expiration date.

Federal and state laws impose substantial restrictions on the utilization of NOL carryforwards if the Company experiences significant ownership changes as defined in Section 382 of the Internal Revenue Code (“IRC”). Pursuant to IRC Section 382, annual use of the Company’s NOL carryforwards may be limited in the event a cumulative change in ownership of more than 50% among 5% or greater shareholders (or shareholder groups) over any three-year period. The Company is not currently utilizing its federal and state NOL carryforwards and has not completed a formal study to determine if any past ownership changes may have triggered limitations under IRC Section 382.. The Company’s ability to use its remaining NOL carryforwards may be further limited if the Company experiences an IRC Section 382 ownership change in connection with future changes in the Company’s stock ownership.

Management does not believe there are any significant uncertain tax positions as of and for the years ended December 31, 2023 and 2022. Accordingly, no interest and penalties related to uncertain tax positions have been recognized for the years ended December 31, 2023 and 2022.

The Company files income tax returns in the United States federal and various state jurisdictions. The Company is no longer subject to income tax examinations for federal income taxes before 2020 or for states before 2019. Net operating loss carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOL’s generated as such NOL’s are utilized. As of December 31, 2023, the Company has filed all appropriate foreign operation tax returns.